PrePayment facility	9 Months Ended
Sep. 30, 2025
PrePayment facility
Pre-payment facility

11. Pre-payment facility

On December 12, 2022, the Company amended its existing unsecured offtake agreement with Ocean Partners USA, Inc. of lead concentrates produced from the Galena Complex to include a pre-payment facility of $3.0 million with an initial term of three years at an interest of U.S. SOFR rate plus 6.95% per annum (the “Facility”) to fund general working capital at the Galena Complex. Principal on the Facility is repaid through semi-monthly installments deductible from concentrate deliveries to Ocean Partners or paid in cash and can be redrawn on a revolving basis. The Facility was drawn in full for $3.0 million in June 2025 with interest amended to U.S. SOFR rate plus 4.75% per annum.